UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2020
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)     The Company held its 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") on March 5, 2020.

(b)    Each of the five items listed below was submitted to a vote of the Company's stockholders at the 2020 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 24, 2020 (the "Definitive Proxy Statement").  The final voting results are below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company's stockholders to serve as a director until the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	175,515,019	4,631,277	157,026	11,288,046
Steven H. Collis	170,606,516	9,118,618	578,188	11,288,046
D. Mark Durcan	179,842,980	313,691	146,651	11,288,046
Richard W. Gochnauer	175,196,214	4,933,502	173,606	11,288,046
Lon R. Greenberg	179,679,352	476,339	147,631	11,288,046
Jane E. Henney, M.D.	171,241,347	8,910,415	151,560	11,288,046
Kathleen W. Hyle	179,617,270	529,579	156,473	11,288,046
Michael J. Long	165,763,361	14,385,707	154,254	11,288,046
Henry W. McGee	171,701,593	8,440,871	160,858	11,288,046
Dennis M. Nally	179,896,872	258,951	147,499	11,288,046

Item 2- Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2020.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions
184,687,448	6,802,088	101,832

Item 3 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
170,608,974	9,516,495	177,853	11,288,046

Item 4 - Stockholder Proposal to Permit Action by Written Consent of the Stockholders.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
62,358,616	117,691,617	253,089	11,288,046

Item 5 - Stockholder Proposal Regarding the Use of a Deferral Period for Certain Compensation of Senior Executives.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
61,197,092	114,468,371	4,637,859	11,288,046

No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2020 Annual Meeting for stockholder action.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	March 9, 2020	By:	/s/ John G. Chou
		Name:	John G. Chou
		Title:	Executive Vice President, Chief Legal Officer and Secretary